UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) - May 26, 2026

ONCOR ELECTRIC DELIVERY COMPANY LLC

(Exact name of registrant as specified in its charter)

Delaware	333-100240	75-2967830
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1616 Woodall Rodgers Fwy., Dallas, Texas 75202

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code - (214) 486-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On May 26, 2026, Oncor Electric Delivery Company LLC (“Oncor”) entered into a Junior Subordinated Indenture (the “Junior Subordinated Indenture”) between Oncor and The Bank of New York Mellon Trust Company, N.A., as Trustee (the “Trustee”). Pursuant to the Junior Subordinated Indenture as supplemented by an Officer’s Certificate, dated May 26, 2026 (the “Officer’s Certificate”), Oncor issued €850 million aggregate principal amount of its 4.55% Junior Subordinated Notes due 2056 (the “Junior Subordinated Notes”). Oncor’s obligations under the euro-denominated fixed-rate Junior Subordinated Notes were effectively converted for the period from original issuance to November 26, 2031 (the “First Interest Reset Date”) to fixed-rate U.S. dollars through cross-currency swaps, which is expected to mitigate foreign currency exchange rate risk associated with the interest and principal payments on the Junior Subordinates Notes that will be made in euros during that time period. The all-in U.S. dollar fixed-rate coupon on the Junior Subordinated Notes during the life of the cross-currency swaps is 5.98535%.

Oncor intends to use the proceeds from the sale of the Junior Subordinated Notes (net of the discounts and fees to the initial purchasers and the estimated expenses related to the offering) of approximately €839.8 million (or US$974.3 million calculated based on the spot exchange rate of €1.00 to US$1.1602), for general corporate purposes, including to repay outstanding commercial paper notes issued under its commercial paper program. The spot exchange rate was calculated by taking the sum of the exchange rate used in Oncor’s cross-currency swaps as published by Bloomberg on May 19, 2026, plus a market risk execution spread.

The Junior Subordinated Notes will mature on November 26, 2056. The Junior Subordinated Notes will bear interest (i) from, and including, the original issuance date to, but not including, First Interest Reset Date at an annual rate of 4.55%, (ii) from, and including, the First Interest Reset Date to, but not including, November 26, 2036 (the “First Step-Up Date”) at an annual rate equal to the Five-Year Swap Rate (as defined in the Officer’s Certificate) plus 1.534% (the “Initial Margin”), (iii) during each Interest Reset Period (as defined herein) from, and including the First Step-Up Date to, but not including, November 26, 2051 (the “Second Step-Up Date”), at an annual rate equal to the applicable Five-Year Swap Rate plus the Initial Margin plus 0.25%, and (iv) during the Interest Reset Period from, and including, the Second Step-Up Date to, but not including, the maturity date, at an annual rate equal to the applicable Five-Year Swap Rate plus the Initial Margin plus 1.00%. The interest rate on the Junior Subordinated Notes will reset on the First Interest Reset Date and on each fifth anniversary thereof (each, an “Interest Reset Date”). The period from, and including, an Interest Reset Date to, but not including, the next Interest Reset Date (or November 26, 2056 with respect to the Interest Reset Date occurring on the Second Step-Up Date) is referred to as an Interest Reset Period. Interest on the Junior Subordinated Notes will accrue from the date of the original issuance and will be payable on November 26 of each year, beginning November 26, 2026.

The Junior Subordinated Notes are Oncor’s general unsecured subordinated obligations and will rank junior in right of payment to all of Oncor’s existing and future senior indebtedness. The Junior Subordinated Notes will rank pari passu to any future unsecured subordinated indebtedness that Oncor may incur from time to time if the terms of such indebtedness provide that it ranks equally with the Junior Subordinated Notes in right of payment. The Junior Subordinated Notes will be effectively subordinated in right of payment to all of Oncor’s existing and future secured indebtedness, to the extent of the value of the collateral securing such indebtedness. The Junior Subordinated Notes will be structurally subordinated in right of payment to all existing and future indebtedness and other liabilities of Oncor’s subsidiaries.

Oncor may redeem the Junior Subordinated Notes, in whole, but not in part, at its option before their maturity at a price equal to 100% of the principal amount of the Junior Subordinated Notes, plus accrued and unpaid interest, on any day in the period commencing on and including August 28, 2031 and ending on and including the First Interest Reset Date and on any interest payment date after the First Interest Reset Date. Oncor also has the option to redeem the Junior Subordinated Notes, in whole, but not in part, upon the occurrence of certain tax events, rating agency events, or substantial purchase events, each as described in further detail in the Officer’s Certificate.

The Junior Subordinated Notes were sold to persons reasonably believed to be qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and outside the United States to non-U.S. persons pursuant to Regulation S under the Securities Act. This current report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy the Junior Subordinated Notes. The Junior Subordinated Indenture and the Officer’s Certificate establish the terms of the Junior Subordinated Notes. The

Junior Subordinated Notes constitute a separate series of junior subordinated notes under the Junior Subordinated Indenture, but will be treated together with Oncor’s other outstanding junior subordinated debt securities that may be issued in the future under the Junior Subordinated Indenture for amendments and waivers and for taking certain other actions. The Junior Subordinated Notes have been admitted to the Official List of Euronext Dublin and to trading on the Global Exchange Market of Euronext Dublin.

The Junior Subordinated Indenture and the Officer’s Certificate are attached as Exhibits 4.1 and 4.2, respectively, to this current report on Form 8-K and are incorporated herein by reference. The above description of the Junior Subordinated Indenture, the Officer’s Certificate, and the Junior Subordinated Notes are qualified in their entirety by reference to the Junior Subordinated Indenture, the Officer’s Certificate, and the Junior Subordinated Notes. The Trustee and its affiliates have, from time to time, performed various financial advisory, commercial banking, and investment banking services, as well as trustee and paying agent services for Oncor and certain of its affiliates for which they have received customary fees and expense.

ITEM 2.03	CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

The information included in Item 1.01 of this current report on Form 8-K is incorporated by reference into this Item 2.03.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

Exhibit No.	Description

4.1	Junior Subordinated Indenture, dated May 26, 2026, between Oncor Electric Delivery Company LLC and The Bank of New York Mellon Trust company, N.A.

4.2	Officer’s Certificate, dated May 26, 2026, establishing the terms of Oncor Electric Delivery Company LLC’s 4.55% Junior Subordinated Notes due 2056.

104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ONCOR ELECTRIC DELIVERY COMPANY LLC

By:	/s/ Kevin R. Fease
Name:	Kevin R. Fease
Title:	Vice President and Treasurer

Dated: May 27, 2026